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                                                                     EXHIBIT 23.

                             PARLUX FRAGRANCES, INC



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-49884) of Parlux Fragrances, Inc. of our report dated June 28, 1996 appearing on page F-2 of this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP
Miami, Florida
June 28, 1996